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                                                                 EXHIBIT 10.52

                             SECURED PROMISSORY NOTE

$250,000                                ISSUED AS OF THE 31ST DAY OF AUGUST 1999
                                                             FREMONT, CALIFORNIA

         FOR VALUE RECEIVED, Eastern Systems Technology, Inc., a California corporation, ("DEBTOR"), hereby promises to pay (in lawful money of the United States of America) to the order of NHancement Technologies Inc., a Delaware corporation ("LENDER"), at the office of Lender located at 39420 Liberty Street, Suite 250, Fremont, California 94538, or at such other place as Lender or a future holder hereof (Lender or such other holder being sometimes referenced herein as ("HOLDER")) may from time to time designate in writing, the principal amount of Two Hundred Fifty Thousand Dollars ($250,000), together with interest on the unpaid principal balance hereof, all as specified below. The principal balance hereof, from time to time outstanding, shall bear interest at a fixed rate equal to seven percent (7%) per annum. This Secured Promissory Note ("NOTE") has been issued pursuant to that certain Loan and Security Agreement, dated an even date herewith, among Debtor and Lender (the "LOAN AGREEMENT"), and all capitalized terms used herein and not otherwise defined herein shall have the meanings indicated in the Loan Agreement.

                     1. PAYMENTS OF PRINCIPAL AND INTEREST.

         1.1 INTEREST AND APPLICATION OF PAYMENTS. All payments made hereon shall be applied first to the payment of all unpaid accrued interest (at the rate specified herein) to the date of payment and the balance, if any, shall be applied to the payment of principal. Interest shall thereupon cease on the principal so credited. All interest accruing at the annual percentage rates specified herein shall be calculated on the basis of a 360 day year and actual days elapsed and any such accrued interest which is not paid when due shall be added to unpaid principal and shall thereafter bear interest in the same manner as the unpaid principal balance hereof.

         1.2 REPAYMENTS. Principal and all accrued and unpaid interest shall be all due and payable on the earlier of (i) one (1) year from the date hereof or
(ii) within thirty (30) days following the effective date of the first S-3 Registration Statement covering shares of Lender's Common Stock which may hereafter be issued to Debtor which have an aggregate fair market value at such effective date equal to or greater than the principal amount of the Note (the "MATURITY DATE"). In the event such stock is issued to Debtor but Lender fails to cause such S-3 Registration Statement to become effective, or if no public market then exists for such shares of stock, in either such case by or on the first anniversary date hereof, Lender agrees to extinguish this Note in accordance with the terms of the Loan Agreement.

         1.3 PREPAYMENT. The indebtedness hereunder may be prepaid in whole or in part any time (without penalty or premium and in principal amounts of $5,000 or more), at the election of Debtor. Upon Debtor's request, Lender will provide the then-current payoff amount for purposes of any such election to prepay in whole the indebtedness evidenced by this Note. In all events, except as set forth

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Secured Promissory Note
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in Section 1.2 above, all principal and interest hereunder shall be due and payable not later than the Maturity Date.

                                  2. SECURITY.

This Note is secured by and entitled to the benefits of the Loan Agreement to which reference is hereby made for a description of the Collateral securing this Note and the rights of Debtor and Holder with respect to such Collateral. Debtor and Lender hereby acknowledge and agree that this Note shall be a negotiable instrument within the meaning of Division 3 of the California Uniform Commercial Code.


                     3. EVENTS OF DEFAULT AND ACCELERATION.

         3.1 EVENTS OF DEFAULT. The occurrence of any of the following shall be deemed to be an event of default ("EVENT OF DEFAULT") hereunder and under the Loan Agreement: (1) failure to cure any default in payment of principal or interest due pursuant to the terms hereof or (2) the existence of an Event of Default under the Loan Agreement.

         3.2 ACCELERATION. Upon the occurrence of an Event of Default and at the option of Holder (exercisable upon written notice to Debtor given in the manner provider in the Loan Agreement), the entire payoff balance then applicable (an amount equal to the sum of unpaid principal, accrued and unpaid interest at the annual rates specified herein and any other charges due from Debtor hereunder or under the Loan Agreement) shall become immediately due and payable.


                          4. MISCELLANEOUS PROVISIONS.

         4.1 ATTORNEYS' FEES. Should suit be brought to enforce, interpret or collect any part of this Note, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection.

         4.2 JURISDICTION. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) INCLUDING, WITHOUT LIMITATION, ANY CALIFORNIA LAWS GOVERNING USURY OR PERMISSIBLE RATES OF INTEREST. EXCEPT AS SET FORTH BELOW, HOLDER AND DEBTOR HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF, OR TO COLLECT, THIS NOTE SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF ALAMEDA, CALIFORNIA, U.S.A. EXCEPT AS SET FORTH BELOW, EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE WITH RESPECT TO SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE OF

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SUCH COURTS. IN ADDITION TO THE FOREGOING JURISDICTION, HOLDER, AT ITS SOLE
OPTION, MAY COMMENCE ANY SUCH SUIT IN ANY JURISDICTION IN WHICH DEBTOR HAS A PRINCIPAL BUSINESS OFFICE OR WHERE ANY COLLATERAL SECURING THIS NOTE IS LOCATED.

         4.3 OBLIGATION UNCONDITIONAL. Except as provided in Section 1.2, no provision of this Note or of any other agreement shall alter, impair or render conditional the payment obligations of Debtor, which are absolute and unconditional, to pay the principal and interest on this Note at the place and at the respective times herein prescribed. Except as provided in Section 1.2, Debtor shall in all events remain absolutely and unconditionally liable for the payment and performance of all its obligations under the Debt Instruments.

         4.4 DEBTOR'S WAIVERS. Except as expressly provided to the contrary herein, Debtor hereby waives diligence, presentment, protest, demand of payment, notice of protest, dishonor and nonpayment, and waives the legal effect of Holder's failure to give all notices not expressly provided for herein. Debtor expressly agrees that, without in any way affecting the liability of Debtor hereunder, the Holder may extend the Maturity Date or the time for payment of any amount due hereunder, accept additional security, release any party liable hereunder, and release any security now or hereafter securing this Note. Debtor further waives, to the full extent permitted by law, the right to plead any and all statutes of limitation as a defense to any demand on this Note, or on any agreement now or hereafter securing this Note.

         4.5 LOSS OR DESTRUCTION. Upon receipt of evidence reasonably satisfactory to Debtor of the loss or mutilation of this Note, Debtor will execute and deliver, in substitution hereof, a replacement note.

         4.6 SEVERANCE. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. Lender and Debtor further agree to replace any such void or unenforceable provision of this Note with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

         4.7 WAIVERS AND DELAYS BY HOLDER TO BE STRICTLY LIMITED. Any waiver, express or implied, of any breach or default hereunder shall not be considered a waiver of any subsequent or different breach or default. No delay or omission on the part of Holder in exercising any right under this Note or under any of the documents referenced in Section 2 shall operate as a waiver of such right or of any other right of the Holder hereunder.

         4.8 MODIFICATION. No provision of this Note may be waived, modified or discharged other than by an express writing signed by the party against whom enforcement of such waiver, modification or discharge is sought.

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         4.9 WAIVER OF JURY TRIAL. DEBTOR AND LENDER, TO THE EXTENT THEY MAY
LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE TO WHICH THEY ARE PARTIES OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE TO WHICH THEY ARE A PARTY OF THE TRANSACTIONS CONTEMPLATED HEREBY IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND IRRESPECTIVE OF WHETHER IN CONTRACT, TORT OR OTHERWISE. DEBTOR AND LENDER, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO THE WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

                                     DEBTOR:

                                     EASTERN SYSTEMS TECHNOLOGY, INC.


                                     By:   /s/ Ram V. Mani
                                          ------------------------------------
                                           Ram V. Mani, President

                                     By:   /s/ Ram V. Mani
                                          ------------------------------------
                                           Ram V. Mani, Secretary